Exhibit 99.2

All information in the following tables is presented on a basis prepared in accordance with U.S. generally accepted accounting principles (GAAP), unless otherwise indicated.  Certain reclassifications of prior period amounts have been made to conform to the current period presentation.

(Preliminary)

American Express Company
Consolidated Statements of Income

(Millions)

	Quarters Ended June 30,		Percentage	Six Months Ended June 30,		Percentage
	2014	2013	Inc/(Dec)	2014	2013	Inc/(Dec)

Revenues
Non-interest revenues
Discount revenue	$4,945	$4,729	5%	$9,591	$9,167	5%
Net card fees	687	647	6	1,361	1,300	5
Travel commissions and fees	500	495	1	923	932	(1)
Other commissions and fees	624	605	3	1,242	1,178	5
Other	585	567	3	1,086	1,104	(2)
Total non-interest revenues	7,341	7,043	4	14,203	13,681	4
Interest income
Interest on loans	1,696	1,622	5	3,407	3,305	3
Interest and dividends on investment securities	45	52	(13)	91	105	(13)
Deposits with banks and other	18	20	(10)	37	46	(20)
Total interest income	1,759	1,694	4	3,535	3,456	2
Interest expense
Deposits	91	107	(15)	185	221	(16)
Long-term debt and other	352	385	(9)	697	790	(12)
Total interest expense	443	492	(10)	882	1,011	(13)
Net interest income	1,316	1,202	9	2,653	2,445	9
Total revenues net of interest expense	8,657	8,245	5	16,856	16,126	5
Provisions for losses
Charge card	183	161	14	398	315	26
Card Member loans	282	334	(16)	532	577	(8)
Other	24	23	4	44	42	5
Total provisions for losses	489	518	(6)	974	934	4
Total revenues net of interest expense after provisions for losses	8,168	7,727	6	15,882	15,192	5

Expenses
Marketing and promotion	985	786	25	1,598	1,407	14
Card Member rewards	1,773	1,601	11	3,355	3,121	7
Card Member services and other	192	193	(1)	414	382	8
Salaries and employee benefits	1,658	1,543	7	3,198	3,158	1
Professional services	817	763	7	1,509	1,479	2
Occupancy and equipment	467	460	2	929	932	-
Communications	101	92	10	194	188	3
Other, net	(137)	294	#	165	621	(73)
Total	5,856	5,732	2	11,362	11,288	1
Pretax income	2,312	1,995	16	4,520	3,904	16
Income tax provision	783	590	33	1,559	1,219	28
Net income	$1,529	$1,405	9	$2,961	$2,685	10
Net income attributable to common shareholders (A)	$1,517	$1,392	9	$2,937	$2,661	10
Effective tax rate	33.9%	29.6%		34.5%	31.2%

# - Denotes a variance of more than 100 percent.

(A) Represents net income, less earnings allocated to participating share awards of $12 million and $13 million for the three months ended June 30, 2014 and 2013, respectively, and $24 million for both the six months ended June 30, 2013 and 2012, respectively.

(Preliminary)

American Express Company
Condensed Consolidated Balance Sheets

(Billions)

	June 30, 2014	December 31, 2013

Assets
Cash & cash equivalents	$18	$19
Accounts receivable	49	47
Investment securities	5	5
Loans	66	67
Other assets	14	15
Total assets	$152	$153

Liabilities and Shareholders' Equity
Customer deposits	$42	$42
Short-term borrowings	3	5
Long-term debt	55	55
Other liabilities	32	32
Total liabilities	132	134

Shareholders' Equity	20	19
Total liabilities and shareholders' equity	$152	$153

(Preliminary)

American Express Company
Financial Summary

(Millions)

	Quarters Ended June 30,		Percentage	Six Months Ended June 30,		Percentage
	2014	2013	Inc/(Dec)	2014	2013	Inc/(Dec)

Total revenues net of interest expense
U.S. Card Services	$4,477	$4,239	6%	$8,767	$8,321	5%
International Card Services	1,391	1,299	7	2,743	2,616	5
Global Commercial Services	1,269	1,231	3	2,463	2,394	3
Global Network & Merchant Services	1,455	1,384	5	2,820	2,687	5
	8,592	8,153	5	16,793	16,018	5
Corporate & Other	65	92	(29)	63	108	(42)

CONSOLIDATED TOTAL REVENUES NET OF INTEREST EXPENSE	$8,657	$8,245	5	$16,856	$16,126	5

Pretax income (loss)
U.S. Card Services	$1,200	$1,175	2	$2,606	$2,445	7
International Card Services	69	156	(56)	272	349	(22)
Global Commercial Services	865	333	#	1,150	616	87
Global Network & Merchant Services	578	647	(11)	1,280	1,229	4
	2,712	2,311	17	5,308	4,639	14
Corporate & Other	(400)	(316)	27	(788)	(735)	7

PRETAX INCOME	$2,312	$1,995	16	$4,520	$3,904	16

Net income (loss)
U.S. Card Services	$770	$743	4	$1,646	$1,547	6
International Card Services	77	208	(63)	236	386	(39)
Global Commercial Services	561	226	#	745	417	79
Global Network & Merchant Services	373	412	(9)	816	785	4
	1,781	1,589	12	3,443	3,135	10
Corporate & Other	(252)	(184)	37	(482)	(450)	7

NET INCOME	$1,529	$1,405	9	$2,961	$2,685	10

# - Denotes a variance of more than 100 percent.

(Preliminary)

American Express Company
Financial Summary (continued)

	Quarters Ended June 30,		Percentage	Six Months Ended June 30,		Percentage
	2014	2013	Inc/(Dec)	2014	2013	Inc/(Dec)
EARNINGS PER COMMON SHARE

BASIC
Net income attributable to common shareholders	$1.44	$1.28	13	$2.78	$2.43	14%

Average common shares outstanding (millions)	1,052	1,090	(3)%	1,056	1,094	(3)%

DILUTED
Net income attributable to common shareholders	$1.43	$1.27	13	$2.77	$2.42	14%

Average common shares outstanding (millions)	1,058	1,097	(4)%	1,062	1,101	(4)%

Cash dividends declared per common share	$0.26	$0.23	13%	$0.49	$0.43	14%

Selected Statistical Information

	Quarters Ended June 30,		Percentage	Six Months Ended June 30,		Percentage
	2014	2013	Inc/(Dec)	2014	2013	Inc/(Dec)

Return on average equity (A)	28.8%	23.6%		28.8%	23.6%
Return on average common equity (A)	28.5%	23.4%		28.5%	23.4%
Return on average tangible common equity (A)	35.8%	29.7%		35.8%	29.7%
Common shares outstanding (millions)	1,046	1,084	(3)%	1,046	1,084	(3)%
Book value per common share	$19.32	$17.57	10%	$19.32	$17.57	10%
Shareholders' equity (billions)	$20.2	$19.0	6%	$20.2	$19.0	6%

# - Denotes a variance of more than 100 percent.

(A) Refer to Appendix I for components of return on average equity, return on average common equity and return on average tangible common equity, a non-GAAP measure.

(Preliminary)

American Express Company
Selected Statistical Information

(Millions, except percentages and where indicated)

	Quarters Ended June 30,		Percentage
	2014	2013	Inc/(Dec)
Card billed business (billions) (A):
United States	$173.4	$159.7	9%
Outside the United States	84.7	78.0	9
Total	$258.1	$237.7	9
Total cards-in-force (B):
United States	54.1	52.5	3%
Outside the United States	55.8	51.8	8
Total	109.9	104.3	5
Basic cards-in-force (B):
United States	42.0	40.7	3%
Outside the United States	45.6	41.8	9
Total	87.6	82.5	6

Average discount rate (C)	2.48%	2.52%
Average basic Card Member spending (dollars) (D)	$4,288	$4,097	5%
Average fee per card (dollars) (D)	$41	$40	3
Average fee per card adjusted (dollars) (D)	$45	$44	2

(A) Card billed business includes activities (including cash advances) related to proprietary cards, cards issued under network partnership agreements (non-proprietary billed business), and certain insurance fees charged on proprietary cards.  In-store spend activity within retail co-brand portfolios in Global Network Services, from which the Company earns no revenue, is not included in non-proprietary billed business.  Card billed business is reflected in the United States or outside the United States based on where the issuer is located.

(B) Total cards-in-force represents the number of cards that are issued and outstanding.  Proprietary basic consumer cards-in-force includes basic cards issued to the primary account owner and does not include additional supplemental cards issued on that account.  Proprietary basic small business and corporate cards-in-force include basic and supplemental cards issued to employee Card Members.  Non-proprietary cards-in-force includes all cards that are issued and outstanding under network partnership agreements, except for retail co-brand Card Member accounts that have no out-of-store spend activity during the prior 12 month period.

(C) This calculation is designed to reflect pricing at merchants accepting general purpose American Express cards.  It represents the percentage of billed business (both proprietary and Global Network Services) retained by the Company from merchants it acquires, prior to payments to third parties unrelated to merchant acceptance.

(D) Average basic Card Member spending and average fee per card are computed from proprietary card activities only. Average fee per card is computed based on net card fees, including the amortization of deferred direct acquisition costs divided by average worldwide proprietary cards-in-force.  The adjusted average fee per card, which is a non-GAAP measure, is computed in the same manner, but excludes amortization of deferred direct acquisition costs. The amount of amortization excluded was $77 million and $66 million for the quarters ended June 30, 2014 and 2013, respectively. The Company presents adjusted average fee per card because the Company believes this metric presents a useful indicator of card fees pricing across a range of its proprietary card products.

(Preliminary)

American Express Company
Selected Statistical Information (continued)

(Billions, except percentages and where indicated)

	Quarters Ended June 30,		Percentage
	2014	2013	Inc/(Dec)
Worldwide Card Member receivables:
Total receivables	$45.3	$44.1	3%
Loss reserves (millions):
Beginning balance	$414	$410	1%
Provisions (A)	183	161	14
Net write-offs (B)	(182)	(180)	1
Other (C)	(2)	(5)	(60)
Ending balance	$413	$386	7
% of receivables	0.9%	0.9%
Net write-off rate (principal only) - USCS/ICS (D)	1.8%	(F)
Net write-off rate (principal and fees) - USCS/ICS (D)	2.0%	(F)
30 days past due as a % of total - USCS/ICS	1.5%	(F)
Net loss ratio (as a % of charge volume) - GCS	0.09%	0.08%
90 days past billing as a % of total - GCS	0.7%	0.7%

Worldwide Card Member loans:
Total loans	$66.3	$63.1	5%
Loss reserves (millions):
Beginning balance	$1,191	$1,367	(13)%
Provisions (A)	282	334	(16)
Net write-offs - principal (B)	(267)	(309)	(14)
Net write-offs - interest and fees (B)	(42)	(39)	8
Other (C)	6	(11)	#
Ending balance	$1,170	$1,342	(13)
Ending reserves - principal	$1,114	$1,290	(14)
Ending reserves - interest and fees	$56	$52	8
% of loans	1.8%	2.1%
% of past due	171%	188%
Average loans	$65.2	$62.5	4%
Net write-off rate (principal only) (D)	1.6%	2.0%
Net write-off rate (principal, interest and fees) (D)	1.9%	2.2%
30 days past due loans as a % of total	1.0%	1.1%
Net interest income divided by average loans (E)	8.1%	7.7%
Net interest yield on Card Member loans (E)	9.2%	9.1%

# - Denotes a variance of more than 100 percent.

(A) Provisions for principal (resulting from authorized transactions) and fee reserve components.

(B) Consists of principal (resulting from authorized transactions), interest and/or fees, less recoveries.

(C) Beginning in first quarter 2014, reserves for card-related fraud losses are reflected in Other liabilities.  All periods include foreign currency translation adjustments and other items.

(D) The Company presents a net write-off rate based on principal losses only (i.e., excluding interest and/or fees) to be consistent with industry convention.  In addition, because the Company's practice is to include uncollectible interest and/or fees as part of its total provision for losses, a net write-off rate including principal, interest and/or fees is also presented.

(E) See Appendix III for calculations of net interest yield on Card Member loans, a non-GAAP measure, and net interest income divided by average loans, a GAAP measure, and the Company's rationale for presenting net interest yield on Card Member loans.

(F) Historically, net loss ratio as a % of charge volume and 90 days past billings as a % of receivables were presented for ICS and GCS.  As a result of system enhancements, beginning in first quarter 2014, 30 days past due as a % of total, net write-off rate (principal only) and net write-off rate (principal and fees) will be presented for ICS.

(Preliminary)
American Express Company
Consolidated Statements of Income
(Millions)

	Quarters Ended
	June 30, 2014	March 31, 2014	December 31, 2013	September 30, 2013	June 30, 2013

Revenues
Non-interest revenues
Discount revenue	$4,945	$4,646	$4,869	$4,659	$4,729
Net card fees	687	674	673	658	647
Travel commissions and fees	500	423	491	490	495
Other commissions and fees	624	618	626	610	605
Other	585	501	569	601	567
Total non-interest revenues	7,341	6,862	7,228	7,018	7,043
Interest income
Interest on loans	1,696	1,711	1,715	1,698	1,622
Interest and dividends on investment securities	45	46	48	48	52
Deposits with banks and other	18	19	19	21	20
Total interest income	1,759	1,776	1,782	1,767	1,694
Interest expense
Deposits	91	94	110	111	107
Long-term debt and other	352	345	353	373	385
Total interest expense	443	439	463	484	492
Net interest income	1,316	1,337	1,319	1,283	1,202
Total revenues net of interest expense	8,657	8,199	8,547	8,301	8,245
Provisions for losses
Charge card	183	215	174	159	161
Card Member loans	282	250	290	248	334
Other	24	20	15	12	23
Total provisions for losses	489	485	479	419	518
Total revenues net of interest expense after provisions for losses	8,168	7,714	8,068	7,882	7,727

Expenses
Marketing and promotion	985	613	809	827	786
Card Member rewards	1,773	1,582	1,717	1,619	1,601
Card Member services and other	192	222	188	197	193
Salaries and employee benefits	1,658	1,540	1,489	1,544	1,543
Professional services	817	692	830	793	763
Occupancy and equipment	467	462	510	462	460
Communications	101	93	97	94	92
Other, net	(137)	302	448	342	294
Total	5,856	5,506	6,088	5,878	5,732
Pretax income	2,312	2,208	1,980	2,004	1,995
Income tax provision	783	776	672	638	590
Net income	$1,529	$1,432	$1,308	$1,366	$1,405
Net income attributable to common shareholders (A)	$1,517	$1,420	$1,297	$1,354	$1,392
Effective tax rate	33.9%	35.1%	33.9%	31.8%	29.6%

(A) Represents net income, less earnings allocated to participating share awards of $12 million for the quarter ended June 30, 2014, $12 million for the quarter ended March 31, 2014, $11 million for the quarter ended December 31, 2013, $12 million for the quarter ended September 30, 2013 and $13 million for the quarter ended June 30, 2013.

(Preliminary)
American Express Company
Financial Summary
(Millions)

	Quarters Ended
	June 30, 2014	March 31, 2014	December 31, 2013	September 30, 2013	June 30, 2013

Total revenues net of interest expense
U.S. Card Services	$4,477	$4,290	$4,388	$4,286	$4,239
International Card Services	1,391	1,352	1,429	1,356	1,299
Global Commercial Services	1,269	1,194	1,238	1,221	1,231
Global Network & Merchant Services	1,455	1,365	1,447	1,379	1,384
	8,592	8,201	8,502	8,242	8,153
Corporate & Other	65	(2)	45	59	92

CONSOLIDATED TOTAL REVENUES NET OF INTEREST EXPENSE	$8,657	$8,199	$8,547	$8,301	$8,245

Pretax income (loss)
U.S. Card Services	$1,200	$1,406	$1,292	$1,257	$1,175
International Card Services	69	203	108	186	156
Global Commercial Services	865	285	287	341	333
Global Network & Merchant Services	578	702	632	608	647
	2,712	2,596	2,319	2,392	2,311
Corporate & Other	(400)	(388)	(339)	(388)	(316)

PRETAX INCOME	$2,312	$2,208	$1,980	$2,004	$1,995

Net income (loss)
U.S. Card Services	$770	$876	$864	$782	$743
International Card Services	77	159	103	142	208
Global Commercial Services	561	184	182	261	226
Global Network & Merchant Services	373	443	399	391	412
	1,781	1,662	1,548	1,576	1,589
Corporate & Other	(252)	(230)	(240)	(210)	(184)

NET INCOME	$1,529	$1,432	$1,308	$1,366	$1,405

(Preliminary)
American Express Company
Financial Summary (continued)

	Quarters Ended
	June 30, 2014	March 31, 2014	December 31, 2013	September 30, 2013	June 30, 2013
EARNINGS PER COMMON SHARE

BASIC
Net income attributable to common shareholders	$1.44	$1.34	$1.22	$1.26	$1.28

Average common shares outstanding (millions)	1,052	1,060	1,067	1,074	1,090

DILUTED
Net income attributable to common shareholders	$1.43	$1.33	$1.21	$1.25	$1.27

Average common shares outstanding (millions)	1,058	1,067	1,073	1,081	1,097

Cash dividends declared per common share	$0.26	$0.23	$0.23	$0.23	$0.23

Selected Statistical Information

	Quarters Ended
	June 30, 2014	March 31, 2014	December 31, 2013	September 30, 2013	June 30, 2013

Return on average equity (A)	28.8%	28.3%	27.8%	24.3%	23.6%
Return on average common equity (A)	28.5%	28.1%	27.6%	24.1%	23.4%
Return on average tangible common equity (A)	35.8%	35.4%	34.9%	30.6%	29.7%
Common shares outstanding (millions)	1,046	1,059	1,064	1,071	1,084
Book value per common share	$19.32	$18.87	$18.32	$17.94	$17.57
Shareholders' equity (billions)	$20.2	$20.0	$19.5	$19.2	$19.0

(A) Refer to Appendix I for components of return on average equity, return on average common equity and return on average tangible common equity, a non-GAAP measure.

(Preliminary)
American Express Company
Selected Statistical Information

(Millions, except percentages and where indicated)

	Quarters Ended
	June 30, 2014	March 31, 2014	December 31, 2013	September 30, 2013	June 30, 2013
Card billed business (billions) (A):
United States	$173.4	$159.2	$169.1	$158.2	$159.7
Outside the United States	84.7	78.9	84.9	78.0	78.0
Total	$258.1	$238.1	$254.0	$236.2	$237.7
Total cards-in-force (B):
United States	54.1	53.5	53.1	52.8	52.5
Outside the United States	55.8	54.7	54.1	52.6	51.8
Total	109.9	108.2	107.2	105.4	104.3
Basic cards-in-force (B):
United States	42.0	41.5	41.1	40.9	40.7
Outside the United States	45.6	44.6	44.0	42.6	41.8
Total	87.6	86.1	85.1	83.5	82.5

Average discount rate (C)	2.48%	2.52%	2.48%	2.52%	2.52%
Average basic Card Member spending (dollars) (D)	$4,288	$3,991	$4,292	$4,037	$4,097
Average fee per card (dollars) (D)	$41	$40	$41	$40	$40
Average fee per card adjusted (dollars) (D)	$45	$45	$44	$44	$44

(A) Card billed business includes activities (including cash advances) related to proprietary cards, cards issued under network partnership agreements (non-proprietary billed business), and certain insurance fees charged on proprietary cards.  In-store spend activity within retail co-brand portfolios in Global Network Services, from which the Company earns no revenue, is not included in non-proprietary billed business.  Card billed business is reflected in the United States or outside the United States based on where the issuer is located.

(B) Total cards-in-force represents the number of cards that are issued and outstanding.  Proprietary basic consumer cards-in-force includes basic cards issued to the primary account owner and does not include additional supplemental cards issued on that account.  Proprietary basic small business and corporate cards-in-force include basic and supplemental cards issued to employee Card Members.  Non-proprietary cards-in-force includes all cards that are issued and outstanding under network partnership agreements, except for retail co-brand Card Member accounts that have no out-of-store spend activity during the prior 12 month period.

(C) This calculation is designed to reflect pricing at merchants accepting general purpose American Express cards.  It represents the percentage of billed business (both proprietary and Global Network Services) retained by the Company from merchants it acquires, prior to payments to third parties unrelated to merchant acceptance.

(D) Average basic Card Member spending and average fee per card are computed from proprietary card activities only. Average fee per card is computed based on net card fees, including the amortization of deferred direct acquisition costs divided by average worldwide proprietary cards-in-force.  The adjusted average fee per card, which is a non-GAAP measure, is computed in the same manner, but excludes amortization of deferred direct acquisition costs. The amount of amortization excluded for these periods was $77 million for the quarter ended June 30, 2014, $73 million for the quarter ended March 31, 2014, $64 million for the quarter ended December 31, 2013, $67 million for the quarter ended September 30, 2013 and $66 million for the quarter ended June 30, 2013. The Company presents adjusted average fee per card because the Company believes this metric presents a useful indicator of card fee pricing across a range of its proprietary card products.

(Preliminary)
American Express Company
Selected Statistical Information (continued)

(Billions, except percentages and where indicated)

	Quarters Ended
	June 30, 2014	March 31, 2014	December 31, 2013	September 30, 2013	June 30, 2013

Worldwide Card Member receivables:
Total receivables	$45.3	$44.7	$44.2	$43.5	$44.1
Loss reserves (millions):
Beginning balance	$414	$386	$396	$386	$410
Provisions (A)	183	215	174	159	161
Net write-offs (B)	(182)	(177)	(162)	(149)	(180)
Other (C)	(2)	(10)	(22)	-	(5)
Ending balance	$413	$414	$386	$396	$386
% of receivables	0.9%	0.9%	0.9%	0.9%	0.9%
Net write-off rate (principal only) - USCS/ICS (D)	1.8%	1.9%	(F)	(F)	(F)
Net write-off rate (principal and fees) - USCS/ICS (D)	2.0%	2.1%	(F)	(F)	(F)
30 days past due as a % of total - USCS/ICS	1.5%	1.7%	(F)	(F)	(F)
Net loss ratio (as a % of charge volume) - GCS	0.09%	0.09%	0.08%	0.06%	0.08%
90 days past billing as a % of total - GCS	0.7%	0.7%	0.9%	0.8%	0.7%

Worldwide Card Member loans:
Total loans	$66.3	$64.0	$67.2	$63.0	$63.1
Loss reserves (millions):
Beginning balance	$1,191	$1,261	$1,281	$1,342	$1,367
Provisions (A)	282	250	290	248	334
Net write-offs - principal (B)	(267)	(274)	(253)	(275)	(309)
Net write-offs - interest and fees (B)	(42)	(42)	(37)	(36)	(39)
Other (C)	6	(4)	(20)	2	(11)
Ending balance	$1,170	$1,191	$1,261	$1,281	$1,342
Ending reserves - principal	$1,114	$1,135	$1,212	$1,234	$1,290
Ending reserves - interest and fees	$56	$56	$49	$47	$52
% of loans	1.8%	1.9%	1.9%	2.0%	2.1%
% of past due	171%	159%	169%	179%	188%
Average loans	$65.2	$64.5	$64.4	$63.0	$62.5
Net write-off rate (principal only) (D)	1.6%	1.7%	1.6%	1.7%	2.0%
Net write-off rate (principal, interest and fees) (D)	1.9%	2.0%	1.8%	2.0%	2.2%
30 days past due loans as a % of total	1.0%	1.2%	1.1%	1.1%	1.1%
Net interest income divided by average loans (E)	8.1%	8.4%	8.1%	8.1%	7.7%
Net interest yield on Card Member loans (E)	9.2%	9.5%	9.3%	9.4%	9.1%

(A)  Provisions for principal (resulting from authorized transactions) and fee reserve components.

(B) Consists of principal (resulting from authorized transactions), interest and/or fees, less recoveries.

(C) Beginning in first quarter 2014, reserves related for card-related fraud losses are reflected in Other liabilities.  All periods include foreign currency translation adjustments and other items.

(D)  The Company presents a net write-off rate based on principal losses only (i.e., excluding interest and/or fees) to be consistent with industry convention.  In addition, because the Company's practice is to include uncollectible interest and/or fees as part of its total provision for losses, a net write-off rate including principal, interest and/or fees is also presented.

(E) See Appendix III for calculations of net interest yield on Card Member loans, a non-GAAP measure, and net interest income divided by average loans, a GAAP measure, and the Company's rationale for presenting net interest yield on Card Member loans.

(F) Historically, net loss ratio as a % of charge volume and 90 days past billings as a % of receivables were presented for ICS and GCS.  As a result of system enhancements, beginning in first quarter 2014, 30 days past due as a % of total, net write-off rate (principal only) and net write-off rate (principal and fees) will be presented for ICS.

(Preliminary)

U.S. Card Services
Selected Income Statement Data

(Millions)

	Quarters Ended June 30,		Percentage
	2014	2013	Inc/(Dec)

Revenues
Discount revenue, net card fees and other	$3,222	$3,063	5%
Interest income	1,408	1,354	4
Interest expense	153	178	(14)
Net interest income	1,255	1,176	7
Total revenues net of interest expense	4,477	4,239	6
Provisions for losses	339	356	(5)
Total revenues net of interest expense after provisions for losses	4,138	3,883	7
Expenses
Marketing, promotion, rewards, Card Member services and other	1,865	1,735	7
Salaries and employee benefits and other operating expenses	1,073	973	10
Total	2,938	2,708	8
Pretax segment income	1,200	1,175	2
Income tax provision	430	432	-
Segment income	$770	$743	4
Effective tax rate	35.8%	36.8%

# - Denotes a variance of more than 100 percent.

(Preliminary)

U.S. Card Services
Selected Statistical Information

(Billions, except percentages and where indicated)

	Quarters Ended June 30,		Percentage
	2014	2013	Inc/(Dec)

Card billed business	$136.5	$125.6	9%
Total cards-in-force (millions)	44.7	42.9	4%
Basic cards-in-force (millions)	33.3	31.9	4%
Average basic Card Member spending (dollars)	$4,133	$3,954	5%

U.S. Consumer Travel:
Travel sales (millions)	$1,027	$1,158	(11	) %
Travel commissions and fees/sales	7.4%	6.7%

Total segment assets	$101.1	$96.5	5%
Segment capital (millions) (A)	$9,859	$8,694	13%
Return on average segment capital (B)	35.3%	29.9%
Return on average tangible segment capital (B)	36.5%	31.2%

Card Member receivables:
Total receivables	$21.2	$20.9	1%
30 days past due as a % of total	1.5%	1.6%
Average receivables	$21.3	$20.5	4%
Net write-off rate (principal only) (C)	1.8%	1.9%
Net write-off rate (principal and fees) (C)	2.0%	2.1%

Card Member loans:
Total loans	$57.7	$54.6	6%
30 days past due loans as a % of total	0.9%	1.1%
Average loans	$56.8	$54.0	5%
Net write-off rate (principal only) (C)	1.6%	2.0%
Net write-off rate (principal, interest and fees) (C)	1.8%	2.2%
Net interest income divided by average loans (D)	8.9%	8.7%
Net interest yield on Card Member loans (D)	9.1%	9.1%

(A) Segment capital represents capital allocated to a segment based upon specific business operational needs, risk measures, and regulatory capital requirements.

(B) Refer to Appendix II for components of return on average segment capital and return on average tangible segment capital, a non-GAAP measure.

(C) The Company presents a net write-off rate based on principal losses only (i.e., excluding interest and/or fees) to be consistent with industry convention.  In addition, because the Company's practice is to include uncollectible interest and/or fees as part of its total provision for losses, a net write-off rate including principal, interest and/or fees is also presented.

(D) See Appendix IV for calculations of net interest yield on Card Member loans, a non-GAAP measure, and net interest income divided by average loans, a GAAP measure, and the Company's rationale for presenting net interest yield on Card Member loans.

(Preliminary)

U.S. Card Services
Selected Income Statement Data

(Millions)

	Quarters Ended
	June 30, 2014	March 31, 2014	December 31, 2013	September 30, 2013	June 30, 2013

Revenues
Discount revenue, net card fees and other	$3,222	$3,017	$3,132	$3,050	$3,063
Interest income	1,408	1,423	1,417	1,408	1,354
Interest expense	153	150	161	172	178
Net interest income	1,255	1,273	1,256	1,236	1,176
Total revenues net of interest expense	4,477	4,290	4,388	4,286	4,239
Provisions for losses	339	342	319	285	356
Total revenues net of interest expense after provisions for losses	4,138	3,948	4,069	4,001	3,883
Expenses
Marketing, promotion, rewards Card Member services and other	1,865	1,582	1,789	1,756	1,735
Salaries and employee benefits and other operating expenses	1,073	960	988	988	973
Total	2,938	2,542	2,777	2,744	2,708
Pretax segment income	1,200	1,406	1,292	1,257	1,175
Income tax provision	430	530	428	475	432
Segment income	$770	$876	$864	$782	$743
Effective tax rate	35.8%	37.7%	33.1%	37.8%	36.8%

(Preliminary)

U.S. Card Services
Selected Statistical Information

(Billions, except percentages and where indicated)

	Quarters Ended
	June 30, 2014	March 31, 2014	December 31, 2013	September 30, 2013	June 30, 2013

Card billed business	$136.5	$124.3	$134.1	$124.6	$125.6
Total cards-in-force (millions)	44.7	44.1	43.7	43.4	42.9
Basic cards-in-force (millions)	33.3	32.8	32.5	32.2	31.9
Average basic Card Member spending (dollars)	$4,133	$3,805	$4,138	$3,882	$3,954

U.S. Consumer Travel:
Travel sales	$1.0	$1.0	$0.9	$0.9	$1.2
Travel commissions and fees/sales	7.4%	6.5%	7.4%	7.9%	6.7%

Total segment assets	$101.1	$98.9	$103.5	$95.2	$96.5
Segment capital (A)	$9.9	$9.7	$9.3	$9.1	$8.7
Return on average segment capital (B)	35.3%	35.6%	35.6%	30.8%	29.9%
Return on average tangible segment capital (B)	36.5%	36.9%	37.0%	32.0%	31.2%

Card Member receivables:
Total receivables	$21.2	$20.7	$21.8	$20.3	$20.9
30 days past due as a % of total	1.5%	1.8%	1.6%	1.7%	1.6%
Average receivables	$21.3	$20.6	$21.2	$20.5	$20.5
Net write-off rate (principal only) (C)	1.8%	1.8%	1.5%	1.4%	1.9%
Net write-off rate (principal and fees) (C)	2.0%	2.0%	1.7%	1.6%	2.1%

Card Member loans:
Total loans	$57.7	$55.8	$58.4	$54.5	$54.6
30 days past due loans as a % of total	0.9%	1.1%	1.1%	1.1%	1.1%
Average loans	$56.8	$56.1	$55.8	$54.7	$54.0
Net write-off rate (principal only) (C)	1.6%	1.7%	1.5%	1.7%	2.0%
Net write-off rate (principal, interest and fees) (C)	1.8%	1.9%	1.7%	1.9%	2.2%
Net interest income divided by average loans (D)	8.9%	9.2%	8.9%	9.0%	8.7%
Net interest yield on Card Member loans (D)	9.1%	9.4%	9.2%	9.3%	9.1%

(A) Segment capital represents capital allocated to a segment based upon specific business operational needs, risk measures, and regulatory capital requirements.

(B) Refer to Appendix II for components of return on average segment capital and return on average tangible segment capital, a non-GAAP measure.

(C) The Company presents a net write-off rate based on principal losses only (i.e., excluding interest and/or fees) to be consistent with industry convention.  In addition, because the Company's practice is to include uncollectible interest and/or fees as part of its total provision for losses, a net write-off rate including principal, interest and/or fees is also presented.

(D) See Appendix IV for calculations of net interest yield on Card Member loans, a non-GAAP measure, and net interest income divided by average loans, a GAAP measure, and the Company's rationale for presenting net interest yield on Card Member loans.

(Preliminary)

International Card Services
Selected Income Statement Data

(Millions)

	Quarters Ended June 30,		Percentage
	2014	2013	Inc/(Dec)

Revenues
Discount revenue, net card fees and other	$1,208	$1,130	7%
Interest income	275	259	6
Interest expense	92	90	2
Net interest income	183	169	8
Total revenues net of interest expense	1,391	1,299	7
Provisions for losses	90	101	(11)
Total revenues net of interest expense after provisions for losses	1,301	1,198	9
Expenses
Marketing, promotion, rewards, Card Member services and other	577	478	21
Salaries and employee benefits and other operating expenses	655	564	16
Total	1,232	1,042	18
Pretax segment income	69	156	(56)
Income tax provision	(8)	(52)	(85)
Segment income	$77	$208	(63)
Effective tax rate	-11.6%	-33.3%

# - Denotes a variance of more than 100 percent.

(Preliminary)

International Card Services
Selected Statistical Information

(Billions, except percentages and where indicated)

	Quarters Ended June 30,		Percentage
	2014	2013	Inc/(Dec)

Card billed business	$34.1	$32.3	6%
Total cards-in-force (millions)	15.7	15.6	1%
Basic cards-in-force (millions)	10.9	10.6	3%
Average basic Card Member spending (dollars)	$3,137	$3,058	3%

International Consumer Travel:
Travel sales (millions)	$354	$354	-
Travel commissions and fees/sales	6.8%	6.8%

Total segment assets	$31.6	$29.7	6%
Segment capital (millions) (A)	$3,027	$3,070	(1)%
Return on average segment capital (B)	15.7%	21.9%
Return on average tangible segment capital (B)	28.8%	41.7%

Card Member receivables:
Total receivables	$7.5	$7.2	4
30 days past billing as a % of total	1.3%	(E)
Net write-off rate (principal only) (C)	1.9%	(E)
Net write-off rate (principal and fees) (C)	2.0%	(E)
90 days past billing as a % of total	(E)	1.1%
Net loss ratio (as a % of charge volume)	(E)	0.21%

Card Member loans:
Total loans	$8.6	$8.4	2%
30 days past due loans as a % of total	1.6%	1.6%
Average loans	$8.3	$8.5	(2)%
Net write-off rate (principal only) (C)	2.0%	1.9%
Net write-off rate (principal, interest and fees) (C)	2.4%	2.4%
Net interest income divided by average loans (D)	8.8%	8.0%
Net interest yield on Card Member loans (D)	9.6%	9.2%

(A) Segment capital represents capital allocated to a segment based upon specific business operational needs, risk measures, and regulatory capital requirements.

(B) Refer to Appendix II for components of return on average segment capital and return on average tangible segment capital, a non-GAAP measure.

(C) The Company presents a net write-off rate based on principal losses only (i.e., excluding interest and/or fees) to be consistent with industry convention.  In addition, because the Company's practice is to include uncollectible interest and/or fees as part of its total provision for losses, a net write-off rate including principal, interest and/or fees is also presented.

(D)  See Appendix IV for calculations of net interest yield on Card Member loans, a non-GAAP measure, and net interest income divided by average loans, a GAAP measure, and the Company's rationale for presenting net interest yield on Card Member loans.

(E) Historically, net loss ratio as a % of charge volume and 90 days past billings as a % of receivables were presented.  As a result of system enhancements, beginning in first quarter 2014, 30 days past due as a % of total, net write-off rate (principal only) and net write-off rate (principal and fees) will be presented.

(Preliminary)

International Card Services
Selected Income Statement Data
(Millions)

	Quarters Ended
	June 30, 2014	March 31, 2014	December 31, 2013	September 30, 2013	June 30, 2013

Revenues
Discount revenue, net card fees and other	$1,208	$1,157	$1,229	$1,161	$1,130
Interest income	275	277	288	281	259
Interest expense	92	82	88	86	90
Net interest income	183	195	200	195	169
Total revenues net of interest expense	1,391	1,352	1,429	1,356	1,299
Provisions for losses	90	87	110	96	101
Total revenues net of interest expense after provisions for losses	1,301	1,265	1,319	1,260	1,198
Expenses
Marketing, promotion, rewards Card Member services and other	577	496	585	498	478
Salaries and employee benefits and other operating expenses	655	566	626	576	564
Total	1,232	1,062	1,211	1,074	1,042
Pretax segment income	69	203	108	186	156
Income tax provision/(benefit)	(8)	44	5	44	(52)
Segment income	$77	$159	$103	$142	$208
Effective tax rate	-11.6%	21.7%	4.6%	23.7%	-33.3%

(Preliminary)

International Card Services
Selected Statistical Information

(Billions, except percentages and where indicated)

	Quarters Ended
	June 30, 2014	March 31, 2014	December 31, 2013	September 30, 2013	June 30, 2013

Card billed business	$34.1	$31.9	$35.5	$32.5	$32.3
Total cards-in-force (millions)	15.7	15.7	15.7	15.5	15.6
Basic cards-in-force (millions)	10.9	10.9	10.7	10.6	10.6
Average basic Card Member spending (dollars)	$3,137	$2,942	$3,336	$3,076	$3,058

International Consumer Travel:
Travel sales	$0.4	$0.4	$0.4	$0.4	$0.4
Travel commissions and fees/sales	6.8%	6.2%	7.1%	7.0%	6.8%

Total segment assets	$31.6	$30.4	$31.1	$30.4	$29.7
Segment capital (A)	$3.0	$3.0	$3.1	$3.1	$3.1
Return on average segment capital (B)	15.7%	20.0%	20.9%	20.8%	21.9%
Return on average tangible segment capital (B)	28.8%	36.8%	38.8%	39.1%	41.7%

Card Member receivables:
Total receivables	$7.5	$7.2	$7.8	$7.2	$7.2
30 days past billing as a % of total	1.3%	1.4%	(E)	(E)	(E)
Net write-off rate (principal only) (C)	1.9%	2.2%	(E)	(E)	(E)
Net write-off rate (principal and fees) (C)	2.0%	2.3%	(E)	(E)	(E)
90 days past billing as a % of total	(E)	(E)	1.1%	1.1%	1.1%
Net loss ratio (as a % of charge volume)	(E)	(E)	0.19%	0.21%	0.21%

Card Member loans:
Total loans	$8.6	$8.2	$8.8	$8.4	$8.4
30 days past due loans as a % of total	1.6%	1.7%	1.4%	1.5%	1.6%
Average loans	$8.3	$8.3	$8.5	$8.3	$8.5
Net write-off rate (principal only) (C)	2.0%	2.0%	1.8%	1.9%	1.9%
Net write-off rate (principal, interest and fees) (C)	2.4%	2.4%	2.2%	2.4%	2.4%
Net interest income divided by average loans (D)	8.8%	9.5%	9.3%	9.3%	8.0%
Net interest yield on Card Member loans (D)	9.6%	10.1%	10.0%	10.4%	9.2%

(A) Segment capital represents capital allocated to a segment based upon specific business operational needs, risk measures, and regulatory capital requirements.

(B) Refer to Appendix II for components of return on average segment capital and return on average tangible segment capital, a non-GAAP measure.

(C) The Company presents a net write-off rate based on principal losses only (i.e., excluding interest and/or fees) to be consistent with industry convention.  In addition, because the Company's practice is to include uncollectible interest and/or fees as part of its total provision for losses, a net write-off rate including principal, interest and/or fees is also presented.

(D) See Appendix IV for calculations of net interest yield on Card Member loans, a non-GAAP measure, and net interest income divided by average loans, a GAAP measure, and the Company's rationale for presenting net interest yield on Card Member loans.

(E) Historically, net loss ratio as a % of charge volume and 90 days past billings as a % of receivables were presented.  As a result of system enhancements, beginning in first quarter 2014, 30 days past due as a % of total, net write-off rate (principal only) and net write-off rate (principal and fees) will be presented.

(Preliminary)

Global Commercial Services
Selected Income Statement Data

(Millions)

	Quarters Ended June 30,		Percentage
	2014	2013	Inc/(Dec)

Revenues
Discount revenue, net card fees and other	$1,332	$1,290	3%
Interest income	3	3	-
Interest expense	66	62	6
Net interest expense	(63)	(59)	7
Total revenues net of interest expense	1,269	1,231	3
Provisions for losses	43	36	19
Total revenues net of interest expense after provisions for losses	1,226	1,195	3
Expenses
Marketing, promotion, rewards, Card Member services and other	177	144	23
Salaries and employee benefits and other operating expenses	184	718	(74)
Total	361	862	(58)
Pretax segment income	865	333	#
Income tax provision	304	107	#
Segment income	$561	$226	#
Effective tax rate	35.1%	32.1%

(Preliminary)

Global Commercial Services
Selected Statistical Information

(Billions, except percentages and where indicated)

	Quarters Ended June 30,		Percentage
	2014	2013	Inc/(Dec)

Card billed business	$47.6	$44.4	7%
Total cards-in-force (millions)	7.0	7.0	-
Basic cards-in-force (millions)	7.0	7.0	-
Average basic Card Member spending (dollars)	$6,781	$6,317	7%

Global Corporate Travel:
Travel sales (millions)	$4,882	$4,954	(1	) %
Travel commissions and fees/sales	8.2%	7.9%

Total segment assets	$20.8	$20.5	1%
Segment capital (millions) (A)	$3,774	$3,680	3%
Return on average segment capital (B)	32.0%	18.3%
Return on average tangible segment capital (B)	60.3%	35.9%

Card Member receivables:
Total receivables	$16.5	$15.9	4%
90 days past billing as a % of total	0.7%	0.7%
Net loss ratio (as a % of charge volume)	0.09%	0.08%

(A) Segment capital represents capital allocated to a segment based upon specific business operational needs, risk measures, and regulatory capital requirements.

(B) Refer to Appendix II for components of return on average segment capital and return on average tangible segment capital, a non-GAAP measure.

(Preliminary)

Global Commercial Services
Selected Income Statement Data

(Millions)

	Quarters Ended
	June 30, 2014	March 31, 2014	December 31, 2013	September 30, 2013	June 30, 2013

Revenues
Discount revenue, net card fees and other	$1,332	$1,249	$1,298	$1,277	$1,290
Interest income	3	4	4	3	3
Interest expense	66	59	64	59	62
Net interest expense	(63)	(55)	(60)	(56)	(59)
Total revenues net of interest expense	1,269	1,194	1,238	1,221	1,231
Provisions for losses	43	38	36	29	36
Total revenues net of interest expense after provisions for losses	1,226	1,156	1,202	1,192	1,195
Expenses
Marketing, promotion, rewards, Card Member services and other	177	166	162	148	144
Salaries and employee benefits and other operating expenses	184	705	753	703	718
Total	361	871	915	851	862
Pretax segment income	865	285	287	341	333
Income tax provision	304	101	105	80	107
Segment income	$561	$184	$182	$261	$226
Effective tax rate	35.1%	35.4%	36.6%	23.5%	32.1%

(Preliminary)

Global Commercial Services
Selected Statistical Information

(Billions, except percentages and where indicated)

	Quarters Ended
	June 30, 2014	March 31, 2014	December 31, 2013	September 30, 2013	June 30, 2013

Card billed business	$47.6	$45.5	$45.0	$43.2	$44.4
Total cards-in-force (millions)	7.0	7.1	7.1	7.1	7.0
Basic cards-in-force (millions)	7.0	7.1	7.1	7.1	7.0
Average basic Card Member spending (dollars)	$6,781	$6,429	$6,361	$6,139	$6,317

Global Corporate Travel:
Travel sales	$4.9	$4.7	$4.8	$4.5	$5.0
Travel commissions and fees/sales	8.2%	7.2%	8.3%	8.8%	7.9%

Total segment assets	$20.8	$21.6	$19.2	$20.5	$20.5
Segment capital (A)	$3.8	$3.8	$3.7	$3.6	$3.7
Return on average segment capital (B)	32.0%	23.2%	23.6%	20.4%	18.3%
Return on average tangible segment capital (B)	60.3%	44.4%	45.8%	39.9%	35.9%

Card Member receivables:
Total receivables	$16.5	$16.6	$14.4	$15.9	$15.9
90 days past billing as a % of total	0.7%	0.7%	0.9%	0.8%	0.7%
Net loss ratio (as a % of charge volume)	0.09%	0.09%	0.08%	0.06%	0.08%

(A) Segment capital represents capital allocated to a segment based upon specific business operational needs, risk measures, and regulatory capital requirements.

(B) Refer to Appendix II for components of return on average segment capital and return on average tangible segment capital, a non-GAAP measure.

(Preliminary)

Global Network & Merchant Services
Selected Income Statement Data

(Millions)

	Quarters Ended June 30,		Percentage
	2014	2013	Inc/(Dec)
Revenues
Discount revenue, fees and other	$1,366	$1,313	4%
Interest income	11	8	38
Interest expense	(78)	(63)	24
Net interest income	89	71	25
Total revenues net of interest expense	1,455	1,384	5
Provisions for losses	18	21	(14)
Total revenues net of interest expense after provisions for losses	1,437	1,363	5
Expenses
Marketing, promotion, rewards, Card Member services and other	277	188	47
Salaries and employee benefits and other operating expenses	582	528	10
Total	859	716	20
Pretax segment income	578	647	(11)
Income tax provision	205	235	(13)
Segment income	$373	$412	(9)
Effective tax rate	35.5%	36.3%

(Preliminary)

Global Network & Merchant Services
Selected Statistical Information

(Billions, except percentages and where indicated)	Quarters Ended June 30,		Percentage
	2014	2013	Inc/(Dec)

Global Card billed business (A)	$258.1	$237.7	9%

Global Network & Merchant Services:
Total segment assets	$18.7	$22.6	(17)%
Segment capital (millions) (B)	$2,046	$2,145	(5)%
Return on average segment capital (C)	79.4%	71.0%
Return on average tangible segment capital (C)	87.8%	78.4%

Global Network Services:
Card billed business	$40.1	$35.8	12%
Total cards-in-force (millions)	42.5	38.8	10%

(A) Global Card billed business includes activities (including cash advances) related to proprietary cards, cards issued under network partnership agreements (non-proprietary billed business), and certain insurance fees charged on proprietary cards.  In-store spend activity within retail co-brand portfolios in Global Network Services, from which the Company earns no revenue, is not included in non-proprietary billed business.

(B) Segment capital represents capital allocated to a segment based upon specific business operational needs, risk measures, and regulatory capital requirements.

(C) Refer to Appendix II for components of return on average segment capital and return on average tangible segment capital, a non-GAAP measure.

(Preliminary)

Global Network & Merchant Services
Selected Income Statement Data

(Millions)

	Quarters Ended
	June 30, 2014	March 31, 2014	December 31, 2013	September 30, 2013	June 30, 2013
Revenues
Discount revenue, fees and other	$1,366	$1,293	$1,373	$1,309	$1,313
Interest income	11	10	9	8	8
Interest expense	(78)	(62)	(65)	(62)	(63)
Net interest income	89	72	74	70	71
Total revenues net of interest expense	1,455	1,365	1,447	1,379	1,384
Provisions for losses	18	16	14	13	21
Total revenues net of interest expense after provisions for losses	1,437	1,349	1,433	1,366	1,363
Expenses
Marketing, promotion, rewards, Card Member services and other	277	156	158	200	188
Salaries and employee benefits and other operating expenses	582	491	643	558	528
Total	859	647	801	758	716
Pretax segment income	578	702	632	608	647
Income tax provision	205	259	233	217	235
Segment income	$373	$443	$399	$391	$412
Effective tax rate	35.5%	36.9%	36.9%	35.7%	36.3%

(Preliminary)

Global Network & Merchant Services
Selected Statistical Information

(Billions, except percentages and where indicated)	Quarters Ended
	June 30, 2014	March 31, 2014	December 31, 2013	September 30, 2013	June 30, 2013

Global Card billed business (A)	$258.1	$238.1	$254.0	$236.2	$237.7

Global Network & Merchant Services:
Total segment assets	$18.7	$18.3	$17.1	$17.8	$22.6
Segment capital (B)	$2.0	$1.9	$2.0	$2.0	$2.1
Return on average segment capital (C)	79.4%	81.2%	76.8%	73.4%	71.0%
Return on average tangible segment capital (C)	87.8%	89.7%	84.9%	81.1%	78.4%

Global Network Services:
Card billed business	$40.1	$36.6	$39.3	$35.9	$35.8
Total cards-in-force (millions)	42.5	41.3	40.7	39.4	38.8

(A) Global Card billed business includes activities (including cash advances) related to proprietary cards, cards issued under network partnership agreements (non-proprietary billed business), and certain insurance fees charged on proprietary cards.  In-store spend activity within retail co-brand portfolios in Global Network Services, from which the Company earns no revenue, is not included in non-proprietary billed business.

(B) Segment capital represents capital allocated to a segment based upon specific business operational needs, risk measures, and regulatory capital requirements.

(C) Refer to Appendix II for components of return on average segment capital and return on average tangible segment capital, a non-GAAP measure.

(Preliminary)

American Express Company
Components of Return on Average Equity (ROE), Return on Average Common Equity (ROCE),
and Return on Average Tangible Common Equity (ROTCE)
Appendix I

(Millions)

	For the Twelve Months Ended
	June 30, 2014	March 31, 2014	December 31, 2013	September 30, 2013	June 30, 2013

ROE

Net income	$5,635	$5,511	$5,359	$4,688	$4,572
Average shareholders' equity	$19,591	$19,442	$19,254	$19,289	$19,372
Return on average equity (A)	28.8%	28.3%	27.8%	24.3%	23.6%

Reconciliation of ROCE and ROTCE

Net income	$5,635	$5,511	$5,359	$4,688	$4,572
Earnings allocated to participating share awards and other	47	48	47	43	45
Net income attributable to common shareholders	$5,588	$5,463	$5,312	$4,645	$4,527

Average shareholders' equity	$19,591	$19,442	$19,254	$19,289	$19,372
Average common shareholders' equity	$19,591	$19,442	$19,254	$19,289	$19,372
Average goodwill and other intangibles	3,994	4,012	4,055	4,091	4,128
Average tangible common shareholders' equity	$15,597	$15,430	$15,199	$15,198	$15,244
Return on average common equity (A)	28.5%	28.1%	27.6%	24.1%	23.4%
Return on average tangible common equity (B)	35.8%	35.4%	34.9%	30.6%	29.7%

(A) Return on average equity and return on average common equity are calculated by dividing one year period net income/net income attributable to common shareholders by one year average total shareholders’ equity/average common shareholders' equity, respectively.

(B) Return on average tangible common equity, a non-GAAP measure, is computed in the same manner as return on average common equity except the computation of average tangible common shareholders' equity, a non-GAAP measure, excludes from average total shareholders' equity, average goodwill and other intangibles. The Company believes that return on average tangible common equity is a useful measure of the profitability of its business.

(Preliminary)

American Express Company
Components of Return on Average Segment Capital (ROSC) and Return on Average Tangible Segment Capital (ROTSC)
Appendix II

(Millions)

	For the Twelve Months Ended
	June 30, 2014	March 31, 2014	December 31, 2013	September 30, 2013	June 30, 2013

U.S. Card Services
Segment income	$3,292	$3,265	$3,193	$2,752	$2,669
Average segment capital	$9,337	$9,180	$8,974	$8,940	$8,921
Average goodwill and other intangibles	311	323	334	345	357
Average tangible segment capital	$9,026	$8,857	$8,640	$8,595	$8,564
Return on average segment capital (A)	35.3%	35.6%	35.6%	30.8%	29.9%
Return on average tangible segment capital (A)	36.5%	36.9%	37.0%	32.0%	31.2%

International Card Services
Segment income	$481	$612	$631	$623	$645
Average segment capital	$3,063	$3,053	$3,024	$2,990	$2,946
Average goodwill and other intangibles	1,394	1,389	1,396	1,398	1,398
Average tangible segment capital	$1,669	$1,664	$1,628	$1,592	$1,548
Return on average segment capital (A)	15.7%	20.0%	20.9%	20.8%	21.9%
Return on average tangible segment capital (A)	28.8%	36.8%	38.8%	39.1%	41.7%

Global Commercial Services
Segment income	$1,188	$853	$860	$743	$665
Average segment capital	$3,707	$3,679	$3,647	$3,637	$3,639
Average goodwill and other intangibles	1,736	1,759	1,768	1,775	1,785
Average tangible segment capital	$1,971	$1,920	$1,879	$1,862	$1,854
Return on average segment capital (A)	32.0%	23.2%	23.6%	20.4%	18.3%
Return on average tangible segment capital (A)	60.3%	44.4%	45.8%	39.9%	35.9%

Global Network & Merchant Services
Segment income	$1,606	$1,645	$1,575	$1,530	$1,499
Average segment capital	$2,022	$2,026	$2,050	$2,084	$2,111
Average goodwill and other intangibles	192	193	195	197	199
Average tangible segment capital	$1,830	$1,833	$1,855	$1,887	$1,912
Return on average segment capital (A)	79.4%	81.2%	76.8%	73.4%	71.0%
Return on average tangible segment capital (A)	87.8%	89.7%	84.9%	81.1%	78.4%

(A) Return on average segment capital is calculated by dividing one year period segment income by one year average segment capital.  Return on average tangible segment capital, a non-GAAP measure, is computed in the same manner as return on average segment capital except the computation of average tangible segment capital, a non-GAAP measure, excludes average goodwill and other intangibles.  The Company believes that return on average tangible segment capital is a useful measure of the profitability of its business.

(Preliminary)

American Express Company
Net Interest Yield on Card Member Loans
Appendix III

(Millions)

	Quarters Ended
	June 30, 2014	March 31, 2014	December 31, 2013	September 30, 2013	June 30, 2013

Net interest income	$1,316	$1,337	$1,319	$1,283	$1,202

Exclude:
Interest expense not attributable to the Company's Card Member loan portfolio	$259	$263	$279	$296	$295

Interest income not attributable to the Company's Card Member loan portfolio	$(89)	$(88)	$(91)	$(87)	$(88)

Adjusted net interest income (A)	$1,486	$1,512	$1,507	$1,492	$1,409

Average loans (billions)	$65.2	$64.5	$64.4	$63.0	$62.5

Exclude:
Unamortized deferred card fees, net of direct acquisition costs of Card Member loans, and other (billions)	$(0.2)	$(0.2)	$(0.2)	$(0.2)	$(0.3)

Adjusted average loans (billions) (B)	$65.0	$64.3	$64.2	$62.8	$62.2

Net interest income divided by average loans (C)	8.1%	8.4%	8.1%	8.1%	7.7%
Net interest yield on Card Member loans (D)	9.2%	9.5%	9.3%	9.4%	9.1%

(A) Adjusted net interest income, a non-GAAP measure, represents net interest income allocated to the Company's Card Member loan portfolio excluding the impact of interest expense and interest income not attributable to the Company's Card Member loan portfolio. The Company believes adjusted net interest income is useful to investors because it is a component of net interest yield on Card Member loans.

(B) Adjusted average loans, a non-GAAP measure, represents average Card Member loans excluding the impact of deferred card fees, net of deferred direct acquisition costs of Card Member loans, and other. The Company believes adjusted average loans is useful to investors because it is a component of net interest yield on Card Member loans.

(C) This calculation includes elements of total interest income and total interest expense that are not attributable to the Card Member loan portfolio, and thus is not representative of net interest yield on Card Member loans. The calculation includes interest income and interest expense attributable to investment securities and other interest-bearing deposits as well as to Card Member loans, and interest expense attributable to other activities, including Card Member receivables.

(D) Net interest yield on Card Member loans, a non-GAAP measure, is computed by dividing adjusted net interest income by adjusted average loans, computed on an annualized basis.  The calculation of net interest yield on Card Member loans includes interest that is deemed uncollectible. For all presentations of net interest yield on Card Member loans, reserves and net write-offs related to uncollectible interest are recorded through provisions for losses - Card Member loans; therefore, such reserves and net write-offs are not included in the net interest yield calculation. The Company believes net interest yield on Card Member loans is useful to investors because it provides a measure of profitability of the Company's Card Member loan portfolio.

(Preliminary)

U. S. Card Services and International Card Services
Net Interest Yield on Card Member Loans
Appendix IV

(Millions)

	Quarters Ended
	June 30, 2014	March 31, 2014	December 31, 2013	September 30, 2013	June 30, 2013
USCS:
Net interest income	$1,255	$1,273	$1,256	$1,236	$1,176

Exclude:
Interest expense not attributable to the Company's Card Member loan portfolio	$40	$39	$43	$45	$47

Interest income not attributable to the Company's Card Member loan portfolio	$(3)	$(3)	$(2)	$(3)	$(2)

Adjusted net interest income (A)	$1,292	$1,309	$1,297	$1,278	$1,221

Average loans (billions)	$56.8	$56.1	$55.8	$54.7	$54.0

Exclude:
Unamortized deferred card fees, net of direct acquisition costs of Card Member loans (billions)	$-	$0.1	$-	$-	$-

Adjusted average loans (billions) (B)	$56.8	$56.2	$55.8	$54.7	$54.0

Net interest income divided by average loans (C)	8.9%	9.2%	8.9%	9.0%	8.7%
Net interest yield on Card Member loans (D)	9.1%	9.4%	9.2%	9.3%	9.1%

ICS:
Net interest income	$183	$195	$200	$195	$169

Exclude:
Interest expense not attributable to the Company's Card Member loan portfolio	$21	$18	$21	$23	$26

Interest income not attributable to the Company's Card Member loan portfolio	$(10)	$(10)	$(11)	$(6)	$(5)

Adjusted net interest income (A)	$194	$203	$210	$212	$190

Average loans (billions)	$8.3	$8.3	$8.5	$8.3	$8.5

Exclude:
Unamortized deferred card fees, net of direct acquisition costs of Card Member loans, and other (billions)	$(0.2)	$(0.2)	$(0.2)	$(0.2)	$(0.2)

Adjusted average loans (billions) (B)	$8.1	$8.1	$8.3	$8.1	$8.3

Net interest income divided by average loans (C)	8.8%	9.5%	9.3%	9.3%	8.0%
Net interest yield on Card Member loans (D)	9.6%	10.1%	10.0%	10.4%	9.2%

(A) Adjusted net interest income, a non-GAAP measure, represents net interest income allocated to the Company's Card Member loan portfolio excluding the impact of interest expense and interest income not attributable to the Company's Card Member loan portfolio. The Company believes adjusted net interest income is useful to investors because it is a component of net interest yield on Card Member loans.

(B) Adjusted average loans, a non-GAAP measure, represents average Card Member loans excluding the impact of deferred card fees, net of deferred direct acquisition costs of Card Member loans, and other. The Company believes adjusted average loans is useful to investors because it is a component of net interest yield on Card Member loans.

(C) This calculation includes elements of total interest income and total interest expense that are not attributable to the Card Member loan portfolio, and thus is not representative of net interest yield on Card Member loans. The calculation includes interest income and interest expense attributable to investment securities and other interest-bearing deposits as well as to Card Member loans, and interest expense attributable to other activities, including Card Member receivables.

(D) Net interest yield on Card Member loans, a non-GAAP measure, is computed by dividing adjusted net interest income by adjusted average loans, computed on an annualized basis.  The calculation of net interest yield on Card Member loans includes interest that is deemed uncollectible. For all presentations of net interest yield on Card Member loans, reserves and net write-offs related to uncollectible interest are recorded through provisions for losses - Card Member loans; therefore, such reserves and net write-offs are not included in the net interest yield calculation. The Company believes net interest yield on Card Member loans is useful to investors because it provides a measure of profitability of the Company's Card Member loan portfolio.